Execution Version
AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
March 26, 2021
This Amendment No. 2 (this “Amendment”), dated as of March 26, 2021 is entered into by and among United States Steel Corporation (the “Borrower”), U.S. Steel Seamless Tubular Operations, LLC (“USSSTO”), United States Steel International, Inc. (“USSI”), U.S. Steel Oilwell Services, LLC (“USSOS”), U. S. Steel Tubular Products, Inc. (“USSTP”), USS-UPI, LLC (formerly known as USS-POSCO Industries) (“UPI” and, together with USSTO, USSI, USSOS and USSTP, the “Subsidiary Guarantors”; the Subsidiary Guarantors together with the Borrower, the “Credit Parties”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), each LC Issuing Bank and the Lenders party hereto with respect to the Fifth Amended and Restated Credit Agreement, dated as of October 25, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto (the “Lenders”), the LC Issuing Banks from time to time party thereto, the Administrative Agent, the Collateral Agent, and the other parties from time to time party thereto.
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that (i) each LC Issuing Bank and (ii) Lenders having aggregate Credit Exposures representing at least 75% of the sum of all Credit Exposures of all Lenders as of immediately prior to the Amendment No. 2 Effective Date (as defined below) (collectively, the “Supermajority Lenders”) amend certain provisions of the Credit Agreement as set forth herein; and
WHEREAS, each LC Issuing Bank and the Supermajority Lenders, the Administrative Agent and the Collateral Agent have agreed upon the terms and subject to the conditions set forth herein, to amend such provisions of the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (which Lenders party hereto constitute the Supermajority Lenders and which LC Issuing Banks party hereto constitute all of the LC Issuing Banks), intending to be legally bound hereby, agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
SECTION 2. Amendments. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order:
“Qualified Long Dated Receivables” means Qualified Receivables (i) with respect to which the scheduled due date is (A) more than 65 days (or, if the Account Debtor with respect thereto has an Investment Grade Rating, 90 days) after the date of the original invoice therefor and (B) not more than 120 days after the date of the original invoice therefor, (ii) which are not unpaid after the original date payment is due (in determining the aggregate amount from the same Account Debtor that is unpaid hereunder, such amount shall be the gross amount due in respect of the applicable Receivables without giving effect to any net credit balances), (iii) which have not been written off the books of the applicable Credit Party or otherwise designated as uncollectible and (iv) which are not owing by an Account Debtor for which more than 50% of the Receivables owing from such Account Debtor and its Affiliates are unpaid after the original date payment is due; provided, that the aggregate amount of Qualified Receivables that shall constitute Qualified Long Dated Receivables shall not exceed $125,000,000 at any time (it being agreed that, in determining the aggregate amount of Qualified Receivables that shall constitute Qualified Long Dated Receivables hereunder, such amount shall be the gross amount due in respect of the applicable Receivables without giving effect to any net credit balances).
(b)The definition of “Ineligible Receivables” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “Unless constituting Qualified Long Dated Receivables,” immediately prior to the first word of clause (c) thereof.
(c)Section 2.11 of the Credit Agreement is hereby amended by deleting the proviso to the first sentence of clause (a) thereof in its entirety and replacing it with the following proviso:
“; provided that no Tranche B Loan may be prepaid unless, prior to or simultaneously with such prepayment, all Tranche A Loans and unreimbursed LC Disbursements are repaid or reimbursed, as applicable, in full.”
SECTION 3.Release of Cash Collateral. Promptly upon the occurrence of the Amendment No. 2 Effective Date (and in any event within two (2) Business Days of the Amendment No. 2 Effective Date), the Collateral Agent shall release $4,922,746.20 of cash on deposit in the Cash Collateral Account as of the Amendment No. 2 Effective Date, which cash was deposited therein to cash collateralize outstanding LC Exposure pursuant to Section 2.11(a) of the Credit Agreement (such cash collateral to be released, the “Released Cash Collateral”), and to transfer such Released Cash Collateral to such deposit account or accounts as the Borrower may specify to the Collateral Agent in writing (which may be via email) on or prior to the date hereof. For the avoidance of doubt, each LC Issuing Bank and each Lender party hereto hereby authorizes the Collateral Agent to so release and transfer such Released Cash Collateral in accordance with this Section 3.
SECTION 4.Effectiveness. This Amendment shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which the Administrative Agent (or its counsel) shall have received executed signature pages to this Amendment from the Administrative Agent, each LC Issuing Bank, the Supermajority Lenders, the Borrower and the Subsidiary Guarantors.
SECTION 5.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not (a) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document or (b) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents. From and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any other Loan Document and all references in the Credit Agreement to “this

Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.
SECTION 6.Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that the following statements are true and correct:
(a)    the representations and warranties of the Borrower contained in Section 3 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct as of such earlier date; and
(b)    no Default or Event of Default has occurred and is continuing.
SECTION 7.Miscellaneous Provisions. The provisions of Sections 9.01, 9.02, 9.03, 9.07, 9.08, 9.10 and 9.11 of the Credit Agreement shall apply to like effect, mutatis mutandis, to this Amendment. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when taken together shall constitute a single instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “.pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that, to the extent it executes this Amendment through electronic means, it has the corporate capacity and authority to so execute this Amendment through electronic means and there are no restrictions on doing so in such party’s constitutive documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNITED STATES STEEL CORPORATION, as the Borrower
By:	/s/ Arne Jahn
Name: Arne Jahn
Title: Vice President – Treasurer and Chief Risk Officer

U.S. STEEL SEAMLESS TUBULAR OPERATIONS, LLC, as a Credit Party
By:	/s/ Arne Jahn
Name: Arne Jahn
Title: Treasurer

UNITED STATES STEEL INTERNATIONAL, INC., as a Credit Party
By:	/s/ Arne Jahn
Name: Arne Jahn
Title: Treasurer

U. S. STEEL OILWELL SERVICES, LLC, as a Credit Party
By:	/s/ Arne Jahn
Name: Arne Jahn
Title: Treasurer

U.S. STEEL TUBULAR PRODUCTS, INC., as a Credit Party
By:	/s/ Arne Jahn
Name: Arne Jahn
Title: Treasurer

[Signature Page to Amendment No. 2]

USS-UPI, LLC, as a Credit Party
By:	/s/ Cory Anderson
Name: Cory Anderson
Title: Secretary & General Counsel

[Signature Page to Amendment No. 2]

JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent
By:	/s/ James Shender
Name: James Shender
Title: Executive Director
[Signature Page to Amendment No. 2]

JPMorgan Chase Bank, N.A., as a Lender and LC Issuing Bank
By:	/s/ James Shender
Name: James Shender
Title: Executive Director
[Signature Page to Amendment No. 2]

Bank of America, N.A., as a Lender
By:	/s/ Matthew Bourgeois
Name: Matthew Bourgeois
Title: Senior Vice President

[Signature Page to Amendment No. 2]

Bank of America, N.A., as an LC Issuing Bank
By:	/s/ Matthew Bourgeois
Name: Matthew Bourgeois
Title: Senior Vice President

[Signature Page to Amendment No. 2]

Barclays Bank PLC, as a Lender

By:	/s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Signature Page to Amendment No. 2]

Barclays Bank PLC, as an LC Issuing Bank

By:	/s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Signature Page to Amendment No. 2]

Wells Fargo Bank, National Association, as a Lender and as an LC Issuing Bank

By:	/s/ Roberto M. Ruiz
Name: Roberto M. Ruiz
Title: Director

[Signature Page to Amendment No. 2]

CITIBANK, N.A., as a Lender

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President & Director

[Signature Page to Amendment No. 2]

CITIBANK, N.A., as an LC Issuing Bank

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President & Director

[Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

BMO Harris Bank, N.A., as a Lender and as an LC Issuing Bank

By:	/s/ Ran Li
Name: Ran Li
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Terrence Broderick
Name: Terrence Broderick
Title: Senior Vice President
[Signature Page to Amendment No. 2]

CITIZENS BANK, N.A., as an LC Issuing Bank

By:	/s/ Terrence Broderick
Name: Terrence Broderick
Title: Senior Vice President
[Signature Page to Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory
By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an LC Issuing Bank

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory
By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Rockwell
Name: Jason Rockwell
Title: Vice President
[Signature Page to Amendment No. 2]

ING CAPITAL, LLC, as a Lender

By:	/s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Director
By:	/s/ Michael Chen
Name: Michael Chen
Title: Director
[Signature Page to Amendment No. 2]

ING CAPITAL, LLC, as an LC Issuing Bank

By:	/s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Director
By:	/s/ Michael Chen
Name: Michael Chen
Title: Director
[Signature Page to Amendment No. 2]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President
[Signature Page to Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Vice President
[Signature Page to Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION, as an LC Issuing Bank

By:	/s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Vice President
[Signature Page to Amendment No. 2]

TRUIST BANK, as a Lender

By:	/s/ Joseph A. Massaroni
Name: Joseph A. Massaroni
Title: Director
[Signature Page to Amendment No. 2]

TRUIST BANK, as an LC Issuing Bank

By:	/s/ Joseph A. Massaroni
Name: Joseph A. Massaroni
Title: Director
[Signature Page to Amendment No. 2]

U.S. Bank National Association, as a Lender

By:	/s/ Nykole Hanna
Name: Nykole Hanna
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Roger F. Reeder
Name: Roger F. Reeder
Title: Vice President
[Signature Page to Amendment No. 2]